UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2007

Fund Office:

15 Chester Commons

Malvern, PA 19355

610-722-0900      800-787-3334

www.manorfunds.com

Managed by:

Morris Capital Advisors, LLC

Manor Investment Funds, Inc.

15 Chester Commons

Malvern, PA  19355

December 31, 2007

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

The Stilwell Gardner Market

The movie “A League of Their Own” told the story of the woman’s professional baseball league.  The movie had a classic scene when the manager of the Rockford Peaches, played by Tom Hanks, admonished his center fielder, Evelyn Gardner, for not throwing to the cutoff player to hold a base runner at second.  Evelyn broke down, and the exasperated manager began to rant that “there is no crying in baseball.”  But Evelyn contributes something more to the mix when she is forced to bring her son Stilwell with the team on road trips.  Stilwell is one of those annoying kids who manages to disrupt everything.  Unable to control him, she resorts to bribing him with chocolate bars.  Stilwell settles down just long enough to devour the candy, and then, with a face smeared with chocolate, proceeds to act up again.

It seems to me that the financial market participants are acting a bit like Stilwell.  Investors focused on short-term performance rush to buy stocks when they are hot, purchase complex securities because they offer high returns, and use leveraged high turnover trading strategies that promise positive returns in up and down markets.  Corporate management pushes the envelope in an effort to grow earnings faster than expectations, to support higher stock prices and to keep their cost of capital low.  Investment bankers devise new, more complex, securities in an attempt to isolate risk and generate high returns.  The swirl of conflicting interests exposes investors, corporations, and the economy to levels of risk that are unanticipated, or ignored.  When the economic environment turns, as it did last year, the impact of the risk overwhelms returns.

The “Stilwell” reaction is that market participants act up to get their way.  They expect bailouts from the Fed in the form of interest rate cuts, massive injections of liquidity, and special funding backstops for major financial institutions.  The Fed under Greenspan and now Bernanke, seemingly concerned about their legacy as well as financial stability, increasingly placate investors.  At the  same time, investors want the government to add fiscal stimulus that addresses macro economic problems and their individual needs at the same time.  Election year politics complicate matters further, as candidates and incumbents up the ante with stimulus proposals, more often designed to benefit their voter base rather than address macro economic imbalances.  While interest rate cuts, massive injections of liquidity, and fiscal stimulus may provide short-term  relief for volatile markets, they can have serious, unintended, long-term consequences.

One example is the steady decline of the US dollar.  Interest rate cuts reduce its relative value to other currencies and increasing supply from liquidity injections push it down further.  Commodities like gold and oil, priced internationally in dollars, push upward, adding the threat of inflation to a weak economy.  Another unintended consequence is that financial market relationships become distorted.  Last year the spread between low quality corporate debt and risk-free US Treasury notes was almost none existent, and today investors are obsessed with risk.  But the most dangerous unintended consequence may be the gradual conditioning of the markets that the Fed will always be there to backstop the markets.  That type of risk complacency contributes to greater market volatility as participants focus more intensely on short-term influences rather than long-term factors.

The Manor Fund

The Manor Fund declined 3.56%, net of all fees and expenses, during the quarter ending December 31, 2007, underperforming the S&P 500 index, and comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (-3.33% and -2.47%, respectively).  The Fund continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 5-year period ending December 31, 2007, with returns of 13.49% compared to the S&P 500 (12.82%), and the Lipper mutual fund index (11.55%).

During the 4th quarter of 2007 the Fund was helped by gains in Occidental Petroleum, Amphenol Corp., Best Buy, Exelon, and Colgate Palmolive.  Occidental Petroleum rose steadily throughout the quarter supported by strong oil prices.  The rise in the price of oil stoked earnings growth and raised the value of oil held as assets on the balance sheet.  Amphenol gapped higher after reporting revenue and earnings above expectations.  The company also raised guidance for the 4th quarter and full year.  Best Buy rose on expectations of strong holiday sales.  While overall sales growth is slowing, Best Buy benefits from its position as the dominant retailer of consumer electronics.  During the quarter Best Buy reported revenue and earnings growth above expectations as it capitalized on execution errors by its main competitor, Circuit City.  Exelon rose steadily throughout the quarter as interest rates declined.  The electric utility benefits from the lower interest expense, and the defensive nature of electric utilities in difficult economic environments.  Colgate Palmolive rose steadily throughout the quarter.  It reported revenues and earnings above expectations, and also operates in an industry that tends to hold up well in difficult economic environments.

Notable laggards during the 4th quarter include Freddie Mac, JCPenney, Citigroup, Jabil Circuit, and Boeing.  Freddie Mac fell as concerns about weakness in the sub-prime residential mortgage market adversely impacted the value of the mortgage securities portfolio held by this lending agency.  JCPenney fell early in the quarter after the company reported declining same-store sales and reduced earnings guidance for its fiscal 3rd quarter. Citicorp also fell early in the quarter after reporting losses on its mortgage portfolio, structured investment vehicles, and was forced to restate 3rd quarter earnings after they were reported.  Jabil Circuit declined on concerns that an economic slowdown and reduced demand in the technology industry would result in slowing revenue growth.  Boeing declined on concerns that production delays would result in a pushback of the initial testing and inaugural flight of the company’s new 787 Dreamliner.

The Growth Fund

The Growth Fund declined 0.79%, net of all fees and expenses, during the quarter ending December 31, 2007, outperforming the S&P 500 index (-3.33%), but underperforming comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (0.30%).   The Fund continues to outperform the Lipper Large-Cap Growth mutual fund index for the trailing 5-year period ending December 31, 2007, and since inception, with returns for the Fund of 12.07% and 2.68%, compared to the Lipper returns of 12.05% and –1.46%, respectively.  The Fund outperformed the S&P 500 index for the trailing year and since inception, with returns of 6.28% and 2.68%, as compared to the S&P 500 returns of 5.50% and 2.46%, respectively.

During the 4th quarter of 2007 the Fund was helped by strong performance from MEMC Electronics, Apple, Express Scripts, Microsoft, and United Health.  MEMC Electronics jumped after reporting substantial revenue and earnings growth compared to the previous year.  The results are impressive considering the fact that the company lost production for a full week due to a power outage at one if its facilities.  Apple also jumped early in the quarter after reporting revenue and earnings growth well above expectations.  Apple’s ceaseless innovation is paying off as increased sales of PowerBooks, iMacs, and iPods boost corporate margins.  Express Scripts rose steadily throughout the quarter on continued strong execution.  The company has successfully managed its business in a difficult environment for pharmacy benefits managers.  Microsoft jumped after reporting revenue and earnings gains well above expectations, and raising its financial outlook for the full year.  Results were bolstered by the release of its “Halo 3” game, the Vista operating system, and reduced piracy rates.  United Healthcare rose in November and again in December after reaffirming financial guidance and resolving outstanding regulatory problems regarding the back-dating of incentive stock options.

Weak holdings in the portfolio included Coach, Schering Plough, Kohl's, Zimmer Holdings, and KLA Tencor.  Coach declined throughout the quarter as investors continued to worry about slowing consumer spending.  These fears were reinforced after the company warned of slowing consumer traffic, despite reporting sales and earnings above estimates.  Schering Plough fell after reporting revenue and earnings below expectations and slowing sales of its cholesterol drug, Zetia.  Investors are also concerned about the delayed report of phase III clinical trials for Schering’s new cholesterol drug, Vytoris.  Kohl's also declined throughout the quarter on investor concerns about slowing consumer spending.  Those fears were reinforced by a weak earnings report for the 3rd quarter.  Zimmer fell sharply early in the quarter after reporting earnings and revenues that disappointed investors.  The company also reduced guidance for the upcoming quarter due to slow sales growth.  KLA Tencor declined throughout the quarter on investor concerns about slowing demand for manufacturing equipment from semi-conductor companies as they experience reduced end demand in a slowing economy.

During the quarter we sold Maxim Integrated Products and added to our existing position in Xilinix.  Maxim and Xilinix are both semiconductor manufacturers with end users in    voice communications, but Xilinix has a more attractive valuation based on expected earnings, growth and cash flow.

The Bond Fund

The Bond Fund generated a return of 2.56%, net of all fees and expenses, for the quarter ending December 31, 2007, underperforming the Lipper US Government mutual fund index (2.91%) and the Lehman Intermediate Government index (3.66%).  For the year ending December 31, 2007,  the Fund generated a return of 6.50%, outperforming the Lipper US Government mutual fund index (6.42%) but less than the Lehman Intermediate Government Index (8.96%).  Performance over the recent quarter reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 3.44%, an average maturity of approximately 5.0 years, and an average duration of 2.13 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Stilwell Turns Out OK

Many years later, when an exhibit for the league is dedicated at the hall of fame, Stilwell returns.  His mother passed away, and he has become a responsible adult, attending to honor  the memory of so many of the people that he had tormented.  In the long run Stilwell seemed to overcome his problems, and it is probably a good thing that his mom’s teammates never followed-through on their numerous threats.

When uncertainty runs high in the financial markets it can be easy to focus on short-term dislocations.  News events become amplified and their impact on the markets is increased., but over the long term economic fundamentals and corporate valuations are more important contributors to returns.  Currently, the stock market is very inexpensive, based on long-term earnings, growth and interest rate levels.  While not a predictor of short-term performance, current valuations support our belief that a fully-invested portfolio of quality companies is the best long-term investment strategy.  As such we will continue our search for stocks with attractive valuations that are appropriate for our long-term horizon.

Sincerely,

Daniel A. Morris

MANOR INVESTMENT FUNDS, INC.

Manor Fund

December 31, 2007

Top Holdings & Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
Occidental Petro.	4.6%	Information Tech.	16.5%
Exelon	4.4%	Financial	14.9%
Pepsico	4.1%	Energy	11.8%
Amphenol Corp-A	3.9%	Consumer Staples	10.5%
A T & T Inc.	3.7%	Industrial	9.5%

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Manor Fund	S&P 500 Index	Lipper LC Core Funds
4th Quarter	-3.56%	-3.33%	-2.47%
1-Year	4.24%	5.50%	6.62%
3-Year Annualized	8.03%	8.61%	8.53%
5-Year Annualized	13.49%	12.82%	11.55%
Annualized since inception 9/26/95	6.05%	9.62%	6.84%

The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The Lipper LC Core mutual fund index is an index of mutual funds managed with a similar investment style.  Both are computed on a total return basis.  The chart assumes an initial gross investment of $10,000 on 9/25/1995 (commencement of operations).  Returns shown include the reinvestment of dividends.  Past performance does not predict future performance.  Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.  Performance chart does not reflect taxes or the redemption of Fund shares.

MANOR INVESTMENT FUNDS, INC.

Growth Fund

December 31, 2007

Top Holdings & Sectors

Top Company Holdings		Top Industry Sectors
Company	% of Net Assets	Industry	% of Net Assets
Apple, Inc.	6.0%	Information Tech.	31.8%
MEMC Electronic	5.4%	Health Care	20.4%
Express Scripts	5.4%	Industrial	11.4%
Precision Castparts	4.1%	Consumer Disc.	10.8%
Thermo Fisher	3.7%	Energy	7.6%

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Growth Fund	S&P 500 Index	Lipper LC Growth Funds
4th Quarter	-0.79%	-3.33%	0.30%
1-Year	6.28%	5.50%	14.99%
3-Year Annualized	6.65%	8.61%	9.01%
5-Year Annualized	12.07%	12.82%	12.05%
Annualized since inception 6/30/99	2.68%	2.46%	-1.46%

The S&P 500 Index is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The Lipper LC Growth mutual fund index is an index of mutual funds managed with a similar investment style.  Both are computed on a total return basis.  The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations).  Returns shown include the reinvestment of dividends.  Past performance does not predict future performance.  Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.  Performance chart does not reflect taxes or the redemption of Fund shares.

MANOR INVESTMENT FUNDS, INC.

Largest Holdings and Asset Allocation

December 31, 2007

Manor Fund Largest Holdings
Security	% of Net Assets
Occidental Petroleum	4.6%
Exelon	4.4%
Pepsico	4.1%
Amphenol Corp-A	3.9%
A T & T	3.7%
Colgate Palmolive	3.6%
Best Buy, Inc.	3.2%
Nike Inc.	3.2%
Prudential Financial	3.2%
Norfolk Southern	3.0%

Manor Fund Industry Sectors
Industry	% of Net Assets
Information Technology	16.5%
Financial	14.9%
Energy	11.8%
Consumer Staples	10.5%
Industrial	9.5%
Cash Equivalents	9.3%
Health Care	9.3%
Consumer Discretionary	8.3%
Utility	4.4%
Telecommunication	3.7%
Material	1.8%
100.0%

Growth Fund Largest Holdings
Security	% of Net Assets
Apple, Inc.	6.0%
MEMC Electronic	5.4%
Express Scripts	5.4%
Precision Castparts	4.1%
Thermo Fisher Scientific	3.7%
Raytheon	3.6%
Procter & Gamble	3.5%
Ace Limited	3.4%
Schering Plough	3.3%
Oracle Corp.	3.1%

Growth Fund Industry Sectors
Industry	% of Net Assets
Information Technology	31.8%
Health Care	20.4%
Industrial	11.4%
Consumer Discretionary	10.8%
Energy	7.6%
Consumer Staples	5.9%
Cash Equivalents	5.2%
Financial	4.9%
Telecommunication	2.1%
Other Assets, Less
Liabilities	(.01)%
100.0%

Bond Fund Largest Holdings
Security	% of Net Assets
US Treasury 3.875% Due 07-15-10	21.7%
US Treasury 3.625% Due 07-15-09	13.4%
US Treasury 4.000% Due 02-15-14	10.9%
US Treasury 3.875% Due 02-15-13	10.8%
US Treasury 3.500% Due 12-15-09	10.7%
US Treasury 3.125% Due 10-15-08	10.6%

MANOR INVESTMENT FUNDS, INC.

Manor Fund and Growth Fund

Expenses

December 31, 2007

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses.  This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expense based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1, 2007 - December 31, 2007
Manor Fund
Actual Manor Fund	$ 1,000.00	$ 950.44	$ 7.37
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63
Growth Fund
Actual Growth Fund	1,000.00	965.13	7.43
Hypothetical (5% return before expenses)	1,000.00	1,017.64	7.63

*     Expenses are equal to the Funds’ annualized expense ratios, capped at 1.5%, which is net of any expenses paid indirectly, multiplied by the average account value over the period.  The ending account value for each Fund in the table is based on its actual total return for the 6 month period of July 1, 2007 to December 31, 2007, -0.08% for the Manor Fund, and –0.87% for the Growth Fund.

MANOR INVESTMENT FUNDS, INC.

Bond Fund

December 31, 2007

Top Holdings

Security	% of Net Assets

US Treasury 3.875% due 7/15/10	21.7%
US Treasury 3.625% due 7/15/09	13.4%
US Treasury 4.000% due 02/15/14	10.9%
US Treasury 3.875% due 02/15/13	10.8%
US Treasury 3.500 % due 12/15/09	10.7%

Fund Performance

Quarter and Annualized Total Return for Periods Ending December 31, 2007
	Bond Fund	Lipper US Gov’t Fund Index	Lehman Intermediate Gov’t Index
4th Quarter	2.56%	2.91%	3.66%
1-Year	6.50%	6.42%	8.96%
3-Year Annualized	3.13%	4.09%	4.30%
5-Year Annualized	2.01%	3.47%	3.58%
Annualized since inception 6/30/99	3.64%	5.37%	5.42%

The Lehman Intermediate Government Index is represents the aggregate market value of the US Government securities with a maximum maturity of 10 years.  The Lipper US Government mutual fund index is an index of mutual funds managed using US Government securities.  Both are computed on a total return basis.  The chart assumes an initial gross investment of $10,000 on 6/30/1999 (commencement of operations).  Returns shown include the reinvestment of dividends.  Past performance does not predict future performance.  Investment return and principal value will fluctuate, so your shares at redemption may be worth more or less than the original cost.  Performance chart does not reflect taxes or the redemption of Fund shares.

MANOR INVESTMENT FUNDS, INC.

Bond Fund

Expenses

December 31, 2007

As a shareholder of the Fund, you incur indirect costs, such as management fees, and other Fund operating expenses.  This example is intended to help you understand your indirect costs, also referred to as “ongoing costs,” (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire 6 month period of July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table provides information about hypothetical account values and hypothetical expense based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these direct costs were included, your costs would be higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Expenses Paid During Period * July 1, 2007 - December 31, 2007
Bond Fund
Actual Bond Fund	$ 1,000.00	$ 1,025.99	$ 5.11
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

*  Expenses are equal to the Fund’s annualized expense ratio, capped at 1.0%, which is net of any expenses paid indirectly, multiplied by the average account value over the period.  The ending account value for the Fund in the table is based on its actual total return for the 6 month period of July 1, 2007 to December 31, 2007, of  -5.15%.

Manor Investment Funds, Inc.

Financial Statements

December 31, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2007 and the related statements of operations, for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five  years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
February , 2008

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Schedule of Investments

December 31, 2007

Description	Shares	Market Value

COMMON STOCKS –90.7%

Consumer Discretionary – 8.3%
Best Buy, Inc.	2,679	$ 141,049
JCPenney	1,912	84,109
Nike Inc. Cl B	2,186	140,428
		365,586
Consumer Staples – 10.5%
Colgate Palmolive	2,001	155,998
Pepsico, Inc.	2,383	180,869
Wal-Mart	2,543	120,869
		457,736
Energy – 11.8%
Devon Energy	1,405	124,918
Nabors Ind.*	2,620	71,762
Occidental Pet.	2,626	202,176
Weatherford Int. *	1,689	115,865
		514,721
Financial – 14.9%
Allstate Insurance	1,830	95,581
Bank of America	1,618	66,759
Chubb	2,327	127,008
Citigroup, Inc.	2,099	61,794
Franklin Resources	935	106,992
Freddie Mac	1,574	53,626
Prudential Finl.	1,504	139,932
		651,692
Health Care – 9.3%
Amgen Inc.*	1,659	77,044
Endo Pharm.*	4,130	110,147
Johnson &Johnson	1,435	95,714
Wellpoint, Inc. *	1,405	123,261
		406,166
Industrial – 9.5%
Boeing	1,311	114,660
Dover Corp.	1,604	73,928
General Electric	2,625	97,309
Norfolk Southern	2,580	130,135
		416,032

Description	Shares	Market Value

Information Technology – 16.5%
Amphenol Corp-A	3,662	169,807
Applied Materials	6,365	113,043
Cisco Systems *	2,633	71,275
Citrix Systems *	2,970	112,890
Intel Corp.	3,173	84,592
Int. Bus. Machines	1,072	115,883
Jabil Circuit	3,494	53,353
		720,843
Material – 1.8%
Nucor Corp.	1,367	80,954
		80,954
Telecomm. – 3.7%
AT & T, Inc.	3,923	163,040
		163,040
Utility – 4.4%
Exelon	2,382	194,466
		194,466

TOTAL COMMON STOCKS (Cost $ 3,133,580)	3,971,236

SHORT-TERM INVESTMENTS – 9.3%
1st Amer. Gov. Fund	146,824	146,824
1st National M Mkt	260,397	260,397
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 407,221)	407,221

TOTAL INVESTMENTS – 100.0%
(Cost $ 3,540,801)	4,378,457

Other Assets less Liabilities – Net – less than 0.1%	(2,259)

NET ASSETS 100.0%	$ 4,376,198

*Non-income producing during the year

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Schedule of Investments

December 31, 2007

Description	Shares	Market Value

COMMON STOCKS – 94.9%

Consumer Discretionary – 10.8%
Bed, Bath, Beyond *	2,595	$ 76,267
Coach Inc. *	3,144	96,143
Kohls Corp.*	2,986	136,759
News Corp., Inc.	7,192	152,830
Staples	6,210	143,265
		605,264
Consumer Staples – 5.9%
Constellation *	5,613	132,691
Procter & Gamble	2,639	193,756
		326,447
Energy – 7.6%
Baker-Hughes	1,452	117,757
Schlumberger Ltd.	1,744	171,557
Valero Energy	1,964	137,539
		426,853
Financial – 4.9%
Ace Ltd.(Bermuda)	3,116	192,506
American Int. Grp.	1,423	82,961
		275,467
Health Care – 20.4%
Express Scripts *	4,155	303,315
Forest Labs *	1,634	59,559
Genentech Inc. *	1,577	105,769
Schering Plough	6,970	185,681
Thermo Fisher*	3,567	205,745
Unitedhealth Group	2,420	140,844
Zimmer Holdings*	2,076	137,327
		1,138,240
Description	Shares	Market Value

Industrial – 11.4%
Fedex Corp.	1,150	102,545
Manpower	1,833	104,298
Precision Castparts	1,657	229,826
Raytheon	3,297	200,128
		636,797
Information Technology –31.8%
Apple Inc.	1,694	335,547
EBay, Inc.*	3,069	101,860
Harris Corp	2,702	169,361
Intel Corp.	4,514	120,343
KLA-Tencor	3,188	153,534
MEMC	3,430	303,521
Microsoft Corp.	4,238	150,873
Oracle Corp.*	7,769	175,424
Texas Instruments	4,644	155,110
Xilinx, Inc.	5,216	114,074
		1,779,647
Telecomm – 2.1%
DirecTV*	5,014	115,924
		115,924

TOTAL COMMON STOCKS (Cost $ 4,432,310)		5,304,639

SHORT-TERM INVESTMENTS – 5.2%
1st Amer. Gov. Fund	120,651	120,651
1st National M Mkt	171,932	171,932
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 292,583)		292,583

TOTAL INVESTMENTS – 100.1%
(Cost $ 4,724,893)		5,597,222

Other Assets less Liabilities – Net – (0.1%)		(9,894)

NET ASSETS – 100.0%		$ 5,587,328

*Non-income producing during the year

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Schedule of Investments

December 31, 2007

Description	Face Amount	Value

U.S. GOVERNMENT BONDS – 78.0%

U.S. Treasury 3.125% Due 10-15-08	200,000	199,563
U.S. Treasury 3.625% Due 07-15-09	250,000	252,109
U.S. Treasury 3.500% Due 12-15-09	200,000	201,750
U.S. Treasury 3.875% Due 07-15-10	400,000	407,938
U.S. Treasury 3.875% Due 02-15-13	200,000	204,094
U.S. Treasury 4.000% Due 02-15-14	200,000	204,719

TOTAL U.S. GOVERNMENT BONDS (Cost $ 1,441,949)		1,470,173

SHORT-TERM INVESTMENTS – 21.2%
1st American Treasury Obligation Fund	313,551	313,551
1st National Money Market	86,095	86,095
TOTAL SHORT-TERM INVESTMENTS
(Cost $ 399,646)		399,646

TOTAL INVESTMENTS – 99.2%
(Cost $ 1,841,595)		1,869,819

Other Assets less Liabilities – Net – 0.8%		13,886

NET ASSETS - 100.0%		$ 1,883,705

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Statements of Assets and Liabilities

December 31, 2007

	Manor Fund	Growth Fund	Bond Fund

ASSETS
Investments in Securities (cost of $3,540,801, $4,724,893 and $1,841,595, respectively)	$ 4,378,457	$ 5,597,223	$ 1,869,819
Receivables: Dividends	5,872	2,102	-
Interest	303	212	19,113

Total Assets	4,384,632	5,599,537	1,888,932

LIABILITIES
Payable to Adviser	3,728	4,759	799
Accrued expenses	4,336	7,020	2,528
Payable to shareholders	370	430	1,900

Total Liabilities	8,434	12,209	5,227

NET ASSETS	$ 4,376,198	$ 5,587,328	$ 1,883,705

NET ASSETS CONSIST OF:
Capital stock - par value	$ 258	$ 462	$ 179
Paid in capital	3,537,876	4,714,536	1,857,422
Undistributed net investment income	408	-	-
Accumulated net realized loss	-	-	(2,121)
Net unrealized appreciation	837,656	872,330	28,225

NET ASSETS	$ 4,376,198	$ 5,587,328	$ 1,883,705

CAPITAL SHARES OUTSTANDING	248,966	459,396	178,782
(10,000,000 authorized shares; $.001 par value)

NET ASSET VALUE PER SHARE	$ 17.58	$ 12.16	$ 10.54

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Statements of Operations

For the Year Ended December 31, 2007

	Manor Fund	Growth Fund	Bond Fund

Investment Income
Dividends, (net of foreign taxes withheld of $133, $ - , and $ - , respectively)	$ 66,118	$ 30,040	$ -
Interest	8,377	10,734	69,265

Total investment income	74,495	40,774	69,265

Expenses
Advisory and management fee (Note 2)	42,610	52,220	9,329
Professional fees	13,143	17,722	4,341
Custodian fee	4,767	3,324	3,000
Quotes & Fees	2,513	3,114	914
Insurance	757	946	189
Postage and printing	3,009	3,554	1,429
Taxes	375	300	150
Registration	241	1,540	80
Other	0	0	0

Total expenses before reimbursement	67,415	82,720	19,432
Expense reimbursement by Advisor (Note 2)	(3,518)	(4,476)	(793)
	63,897	78,244	18,639

Net Investment Income (Loss)	10,598	(37,470)	50,626

Realized & Unrealized Gain (Loss) on Investments (Note 4)
Net realized gain(loss) on investments	155,817	167,380	(999)
Net change in unrealized appreciation/ (depreciation) on investments	12,357	181,582	68,728
Net realized and unrealized gain (loss) on investments	168,174	348,962	67,729

Net Increase in Net Assets Resulting from Operations	$ 178,772	$ 311,492	$ 118,355

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Statements of Changes in Net Assets

	Manor Fund		Growth Fund
	Year Ended Dec. 31 2007	Year Ended Dec. 31 2006	Year Ended Dec. 31 2007	Year Ended Dec. 31 2006

Increase in Net Assets from Operations
Net investment income (loss)	$ 10,598	$ 8,676	$ (37,470)	$ (26,640)
Net realized gain on investments	155,817	270,595	167,380	115,998
Unrealized appreciation (depreciation) on investments	12,357	36,176	181,582	89,049
Net increase in net assets resulting from operations	178,772	315,447	311,492	178,407

Distributions to Shareholders
Net Investment Income	(13,949)	(6,794)	-	-
Realized Capital Gain	(156,011)	(270,148)	(161,912)	-
	(169,960)	(276,942)	(161,912)

Capital Share Transactions
Proceeds from shares sold	593,690	668,996	1,433,187	931,472
Reinvestment of distributions	164,654	276,942	157,895	-
Payment for shares redeemed	(344,775)	(341,187)	(627,136)	(360,953)
Net increase in net assets from capital share transactions	413,569	604,751	963,946	570,519

Total Increase	422,381	643,256	1,113,526	748,926

Net Assets
Beginning of Period	3,953,817	3,310,561	4,473,802	3,724,876
End of Period	$ 4,376,198	$ 3,953,817	$ 5,587,328	$ 4,473,802
Undistributed Net Investment Income (Loss)	$ 408	$ 3,759	-	-

Transactions in Shares of Fund
Sold	33,001	36,953	116,616	80,912
Issued in reinvestment of distributions	9,303	15,862	12,899	-
Redeemed	(18,730)	(18,568)	(49,869)	(31,625)
Net increase in outstanding shares of the Fund	23,574	34,247	79,646	49,287

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Statements of Changes in Net Assets (con’t)

	Bond Fund
	Year Ended Dec. 31 2007	Year Ended Dec. 31 2006

Increase in Net Assets from Operations
Net investment income	$ 50,626	$ 51,725
Net realized loss on investments	(999)	-
Unrealized appreciation (depreciation) on investments	68,728	(6,838)
Net increase in net assets resulting from operations	118,355	44,887

Distributions to Shareholders
Net Investment Income	(50,593)	(53,459)
Realized Capital Gain	-	-
	(50,593)	(53,459)

Capital Share Transactions
Proceeds from shares sold	212,981	383,311
Reinvestment of distributions	50,593	53,459
Payment for shares redeemed	(350,542)	(280,124)
Net increase (decrease) in net assets from capital share transactions	(86,968)	156,646

Total Increase /(Decrease)	(19,206)	148,074

Net Assets
Beginning of Period	1,902,911	1,754,837
End of Period	$ 1,883,705	$ 1,902,911
Undistributed Net Investment Income	-	-

Transactions in Shares of Fund
Sold	20,700	37,395
Issued in reinvestment of distributions	4,805	5,246
Redeemed	(33,876)	(27,044)
Net increase (decrease) in outstanding shares of the Fund	(8,371)	15,597

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Notes to Financial Statements

December 31, 2007

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995.  The primary investment objective of each of the Funds follows:  Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds’ significant accounting policies.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

           Concentration of Credit Risks:  The Funds maintain cash in bank deposit accounts that, at times, may exceed federally insured limits.  The Funds have not experienced any losses in such accounts.  Management believes the Funds are not exposed to any significant credit risk related to cash.

           Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Reclassifications:  In accordance with SOP-93-2, the Growth Fund recorded a reclassification in their capital accounts.  As of December 31, 2007, the Growth Fund recorded a permanent book/tax difference of $37,470 respectively from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

           Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from these estimates.

MANOR INVESTMENT FUNDS, INC.

Notes to Financial Statements (con’t)

December 31, 2007

2.        INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, LLC (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment  management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund.  For the fiscal year ended December 31, 2007 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $42,610, $52,220 and $9,329 respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.5% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses.  The Advisor reimbursed Manor, Growth and Bond Funds $3,518, $4,476 and $793, respectively for expenses for the year ended December 31, 2007.

3.

INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2007, were as follows:
	Manor Fund	Growth Fund	Bond Fund
Purchases	$ 663,963	$ 2,064,341	-
Sales	$ 475,664	$ 1,177,022	-

4.

FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States.

The following information is as of December 31, 2007:

	Manor Fund	Growth Fund	Bond Fund
Federal tax cost of investments, including short-term investments	$ 3,540,801	$ 4,724,893	$ 1,841,595
Gross tax appreciation of investments	$ 1,067,474	$ 1,094,442	$ 28,674
Gross tax depreciation of investments	(229,818)	(222,113)	(450)
Net tax appreciation(depreciation)	$ 837,656	$ 872,329	$ 28,224

Undistributed ordinary income	$ 408	$ --	$ --
Accumulated capital losses	$ --	$ --	$ (2,121)

The accumulated capital loss carryovers as of December 31, 2007 expire as follows:
	Manor Fund	Growth Fund	Bond Fund
2012	$ --	$ --	$ 1,122
2015	$ --	$ --	$ 999

The tax character of distributions paid during the years ended December 31, 2007 and 2006 were as follows:
	Manor Fund		Growth Fund		Bond Fund
	2007	2006	2007	2006	2007	2006
Ordinary Income	$ 13,949	$ 62,632	$ --	$ --	$ 50,626	$ 54,581
Long-term Gain (loss)	$ 156,011	$ 214,310	$ 161,912	$ --	$ --	$ --

5.     NEW ACCOUNTING PRONOUNCEMENT

 The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48-Accounting for Uncertainty in Income Taxes on January 1, 2007.  FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits have a more than fifty percent likelihood of being sustained upon examination.

(Continued on page 26)

MANOR INVESTMENT FUNDS, INC.

MANOR FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$ 17.54	$ 17.32	$ 15.69	$ 13.84	$ 10.52

Income from investment operations:
Net investment income (loss) *	0.05	0.15	0.02	0.035	-
Net realized and unrealized gain (loss) on investments	0.72	1.46	1.65	1.840	3.32
Total from investment operations	0.77	1.61	1.67	1.875	3.32

Distributions to Shareholders
Net Investment Income	(0.08)	(0.04)	(0.04)	(0.025)
Realized Capital Gain	(0.65)	(1.35)	-	-	-
Total distributions	(0.73)	(1.39)	(0.04)	(0.025)	-

Net asset value, end of period	$ 17.58	$ 17.54	$ 17.32	$ 15.69	$ 13.84

Total Return **	4.24%	9.31%	10.64%	13.55%	31.56%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 4,376	$ 3,954	$ 3,311	$ 2,843	$ 2,615
Ratio of expenses to average net assets:
Before reimbursements	1.58%	1.50%	1.49%	1.50%	1.52%
Net of reimbursements	1.50%	1.50%	1.49%	1.50%	1.50%
Ratio of net investment income(loss) to average net assets	0.25%	0.23%	0.23%	0.27%	0.04%

Portfolio Turnover Rate	12.09%	24.95%	22.24%	7.32%	4.26%

* Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.

** Total return assumes reinvestment of dividends

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

GROWTH FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$ 11.78	$ 11.27	$ 10.32	$ 9.22	$ 7.08

Income from investment operations:
Net investment loss *	(0.09)	(0.07)	(0.06)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	0.84	0.58	1.01	1.12	2.19
Total from investment operations	0.75	0.51	0.95	1.10	2.14

Distributions to Shareholders
Net Investment Income	-	-	-	-	-
Realized Capital Gain	(0.37)	-	-	-	-
Total distributions	(0.37)	-	-	-	-

Net asset value, end of period	$ 12.16	$ 11.78	$ 11.27	$ 10.32	$ 9.22

Total Return **	6.28%	4.53%	9.21%	11.93%	30.23%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 5,587	$ 4,474	$ 3,725	$ 2,923	$ 2,556
Ratio of expenses to average net assets:
Before reimbursements	1.59%	1.53%	1.50%	1.50%	1.52%
Net of reimbursements	1.50%	1.49%	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	-0.73%	-0.67%	-0.62%	-0.16%	-0.66%

Portfolio Turnover Rate	25.76%	24.78%	16.14%	30.42%	6.53%

* Per share net investment loss has been determined on the basis of average number of shares outstanding during the period.

** Total return assumes reinvestment of dividends

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

BOND FUND

Financial Highlights

For a share of capital stock outstanding throughout the period

	For the years ended December 31,

	2007	2006	2005	2004	2003
PER SHARE DATA
Net asset value, beginning of period	$ 10.17	$ 10.23	$ 10.37	$ 10.58	$ 10.98

Income from investment operations:
Net investment income *	0.27	0.30	0.20	0.17	0.26
Net realized and unrealized gain (loss) on investments	0.38	(0.06)	(0.13)	(0.18)	(0.17)
Total from investment operations	0.65	0.24	0.07	(0.01)	0.09

Distributions to Shareholders
Net Investment Income	(0.28)	(0.30)	(0.21)	(0.20)	(0.49)
Realized Capital Gain	-	-	-	-	-
Total distributions	(0.28)	(0.30)	(0.21)	(0.20)	(0.49)

Net asset value, end of period	$ 10.54	$ 10.17	$ 10.23	$ 10.37	$ 10.58

Total Return **	6.50%	2.32%	0.66%	-0.09%	0.82%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 1,884	$ 1,903	$ 1,755	$ 1,528	$ 1,769
Ratio of expenses to average net assets:
Before reimbursements	1.03%	0.99%	1.00%	1.05%	1.04%
Net of reimbursements	1.00%	0.99%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	2.71%	2.70%	2.04%	1.37%	2.30%

Portfolio Turnover Rate	0.00%	0.00%	37.01%	75.57%	50.61%

* Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

** Total return assumes reinvestment of dividends

The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS, INC.

Notes to Financial Statements (con’t)

December 31, 2007

(Continued on page 22)

NEW ACCOUNTING PRONOUNCEMENTS (con’t)

At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurement” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation FAS 157 on the Fund’s semi-annual financial statements for the period ending June 30, 2008

MANOR INVESTMENT FUNDS, INC.

ADDITIONAL INFORMATION

(Unaudited)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.

Board of Directors Information

Manor Investment Funds, Inc.

December 31, 2007

The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

Independent Directors

BRUCE LAVERTY

Bruce Laverty, age 48, is a Director of the Fund.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 9/25/1995.

Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty legal counsel to the Fund.  He is not a Director for any other public companies.

JOHN MCGINN

John McGinn, age 61, is a Director of the Fund, and serves on the Audit Committee.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 11/5/2002.

Mr. McGinn is an independent real estate sales consultant.  He is not a Director for any other public companies.

FRED MYERS

Fred Myers, age 58 is a Director of the Fund.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 9/25/1995.

Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.  He is not a Director for any other public companies.

EDWARD SZKUDLAPSKI

Edward Szkudlapski, age 50, is a Director of the Fund. He serves a one-year term, and stands for re-election annually.  He has been a Director since 5/15/2000.

Mr. Szkudlapski is President of Eclipse Business Systems.  He is not a Director for any other public companies.

ALAN WEINTRAUB

Alan Weintraub, age 54, is a Director of the Fund.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 9/25/1995.

Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.  He is not a Director for any other public companies.

Interested Directors

DANIEL A. MORRIS

Daniel A. Morris, age 53, is a Director of the Fund, and President of Morris Capital Advisors, LLC, advisor to the Fund.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 9/25/1995.

Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.  As President of the Fund, he is considered an Interested Director.  He is not a Director for any other public companies.

JOHN R. GILES

John R. Giles, age 52, is a Director of the Fund, and Vice-President of Morris Capital Advisors, LLC, advisor to the Fund.  He serves a one-year term, and stands for re-election annually.  He has been a Director since 11/18/2005.

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.  As Secretary of the Fund, he is considered an Interested Director.  He is not a Director for any other public companies.

Manor Investment Funds, Inc.

Fund Office:

15 Chester County Commons

Malvern,  PA 19355

610-722-0900      800-787-3334

www.manorfunds.com

ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2007	12/31/2006
Audit Fees	$21,000	$19,444
Audit Related Fees	$0	$0
Tax Fees	$4,500	$0
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President
Date 03/06/2008